UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.0%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.449%	2/25/36	$799,210	$595,023	(a)
American Home Mortgage Assets, 2006-3 3A12	0.369%	10/25/46	1,607,269	1,173,041	(a)
American Home Mortgage Assets, 2006-6 A1A	0.369%	12/25/46	1,285,797	863,671	(a)
American Home Mortgage Investment Trust, 2007-1 GA1C	0.369%	5/25/47	12,695,513	8,261,669	(a)
ARM Trust, 2005-1 5M1	1.229%	5/25/35	4,705,000	4,105,428	(a)
Banc of America Funding Corp., 2005-B 3A1	0.410%	4/20/35	1,589,039	1,537,737	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.859%	9/25/34	256,496	252,419	(a)
Bear Stearns Alt-A Trust, 2005-9 11A1	0.699%	11/25/35	2,535,330	1,773,524	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.758%	2/25/36	157,569	121,601	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.409%	10/25/35	3,575,635	2,998,048	(a)(b)
Countrywide Alternative Loan Trust, 2004-6CB A2004-6CB A	0.469%	5/25/34	4,580,533	4,424,458	(a)
Countrywide Alternative Loan Trust, 2004-J5 M1	0.779%	8/25/34	8,787,000	6,462,847	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.439%	7/25/35	383,117	313,917	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.463%	7/20/35	96,498	68,095	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.410%	7/20/35	1,046,514	888,235	(a)
Countrywide Alternative Loan Trust, 2005-27 1A3	1.655%	8/25/35	3,664,692	3,274,197	(a)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.503%	8/25/35	5,695,814	4,177,612	(a)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.713%	8/25/35	5,667,661	4,562,654	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.509%	10/25/35	434,441	326,795	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.560%	11/20/35	65,843	15,469	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.449%	1/25/36	62,472	50,679	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.479%	1/25/36	548,450	374,336	(a)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.380%	7/20/46	331,522	185,980	(a)
Countrywide Alternative Loan Trust, 2006-0A2 X1P, IO	2.653%	5/20/46	11,713,142	860,160	(a)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.321%	9/25/37	5,858,167	1,271,202	(a)
Countrywide Alternative Loan Trust, 2007-24 A3, IO	6.771%	10/25/37	5,984,278	1,306,470	(a)
Countrywide Alternative Loan Trust, 2007-J1 2A10	6.000%	3/25/37	4,295,216	2,823,881
Countrywide Home Loans, 2003-HYB1 1A1	3.002%	5/19/33	225,591	224,503	(a)
Countrywide Home Loans, 2004-16 1A3A	0.939%	9/25/34	3,424,554	3,033,706	(a)
Countrywide Home Loans, 2004-R1 1AF	0.579%	11/25/34	406,485	372,445	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.599%	11/25/34	200,617	175,170	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.579%	9/25/35	1,140,956	1,002,511	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.599%	7/25/36	675,451	591,712	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.539%	3/25/35	102,986	90,485	(a)(b)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	437,657	455,526
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	133,416
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	175,016	12,634
Federal Home Loan Mortgage Corp. (FHLMC), 3027 AS, IO	5.968%	5/15/29	237,531	42,871	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3136 PS, IO, PAC-1	6.468%	4/15/36	3,635,241	517,390	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3265 SB, IO	5.958%	1/15/37	247,967	35,743	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3397 GS Remics IO	6.818%	12/15/37	2,150,730	364,619	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3601 BI, IO	5.000%	3/15/39	126,371	11,059

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	$7,270,461	$8,008,180
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE, PAC	5.000%	7/15/41	5,000,000	5,531,967
Federal Home Loan Mortgage Corp. (FHLMC), 3921 SB, IO	6.378%	9/15/41	14,505,720	3,109,877	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3990 GS, IO, PAC	6.418%	3/15/41	20,347,331	4,467,973	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4032 CI, IO	3.500%	6/15/26	6,142,452	759,799
Federal Home Loan Mortgage Corp. (FHLMC), 4048 IK, IO	3.000%	5/15/27	1,729,416	209,543
Federal Home Loan Mortgage Corp. (FHLMC), 4057 IL, IO	3.000%	6/15/27	44,800,106	6,150,356
Federal Home Loan Mortgage Corp. (FHLMC), 4060 JS, IO	5.818%	6/15/42	18,041,557	4,043,436	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.768%	6/15/42	7,437,330	1,875,005	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.818%	6/15/42	20,080,644	4,233,347	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.818%	6/15/42	18,445,081	3,919,213	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.868%	7/15/42	277,945	58,982	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4077 SB, IO	5.818%	7/15/42	8,330,117	1,760,534	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	6,945,009	971,751
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	11,554,760	1,606,770
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ES, IO	5.918%	8/15/42	2,284,884	563,788	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.868%	8/15/42	550,431	119,264	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 LI, IO	3.500%	10/15/32	11,340,074	2,163,107
Federal Home Loan Mortgage Corp. (FHLMC), 4116 LS, IO	6.018%	10/15/42	3,624,291	796,527	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4123 DI, IO	3.000%	10/15/27	54,779,982	7,350,044
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.968%	11/15/42	468,322	103,571	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.968%	11/15/42	475,947	111,304	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.968%	11/15/42	665,495	162,960	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4139 EI, IO	3.000%	9/15/31	23,470,051	3,596,905
Federal Home Loan Mortgage Corp. (FHLMC), 4142 IA Remics IO	3.000%	12/15/32	13,089,706	2,222,903
Federal Home Loan Mortgage Corp. (FHLMC), 4144 GI, IO, PAC-1	3.000%	12/15/32	8,092,233	1,207,649
Federal Home Loan Mortgage Corp. (FHLMC), 4147 CS, IO	5.918%	12/15/42	1,352,983	341,957	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4147 IN, IO	3.500%	12/15/32	9,938,074	1,881,864
Federal Home Loan Mortgage Corp. (FHLMC), 4150 SP, IO	5.968%	1/15/43	2,063,593	413,722	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4151 AI, IO	3.000%	1/15/33	25,368,904	4,293,446

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), 4156 AI, IO	3.000%	10/15/31	$42,752,684	$6,391,338
Federal Home Loan Mortgage Corp. (FHLMC), 4156 SA, IO, PAC	6.018%	1/15/33	13,897,236	2,803,103	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4166 PZ, PAC-11	3.250%	2/15/43	4,076,452	3,462,928
Federal Home Loan Mortgage Corp. (FHLMC), 4170 PI, IO, PAC-1	3.000%	1/15/33	14,181,771	1,979,519
Federal Home Loan Mortgage Corp. (FHLMC), 4173 AZ	3.000%	3/15/43	4,703,771	3,752,555
Federal Home Loan Mortgage Corp. (FHLMC), 4199 CS, IO	5.968%	5/15/43	2,559,263	611,035	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4199 SB, IO	6.018%	5/15/40	1,761,662	373,601	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.068%	9/15/42	3,915,580	793,441	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4206 CZ	3.000%	5/15/43	5,037,594	3,969,964
Federal Home Loan Mortgage Corp. (FHLMC), 4210 Z	3.000%	5/15/43	8,339,453	6,905,234
Federal Home Loan Mortgage Corp. (FHLMC), 4226 GZ	3.000%	7/15/43	5,025,031	3,984,197
Federal Home Loan Mortgage Corp. (FHLMC), 4230 Z	2.500%	7/15/43	25,281,209	18,042,112
Federal Home Loan Mortgage Corp. (FHLMC), 4245 AS, IO	5.818%	8/15/43	18,120,760	4,068,857	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	3,817,384	4,221,958
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 267 S5, IO	5.818%	8/15/42	36,045,755	8,144,285	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.391%	4/25/20	5,375,722	319,135	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.824%	6/25/20	3,961,373	331,305	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.663%	8/25/20	21,491,046	1,627,614	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.384%	6/25/21	31,650,388	2,431,494	(a)
Federal National Mortgage Association (FNMA), 2003-022, IO	6.000%	4/25/33	381,250	71,942
Federal National Mortgage Association (FNMA), 2009-006 KZ	5.000%	2/25/49	2,836,788	3,111,583
Federal National Mortgage Association (FNMA), 2009-059 LB	5.515%	8/25/39	2,398,986	2,509,989	(a)
Federal National Mortgage Association (FNMA), 2009-074 TX, PAC	5.000%	9/25/39	5,000,000	5,468,423
Federal National Mortgage Association (FNMA), 2010-002 AI, IO	5.500%	2/25/40	2,445,296	408,792
Federal National Mortgage Association (FNMA), 2010-059 PC,PAC	5.000%	6/25/40	19,140,000	21,292,389
Federal National Mortgage Association (FNMA), 2010-084 SK, IO	6.381%	8/25/40	8,608,323	1,728,808	(a)
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	1,508,433	1,724,952
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.351%	1/25/41	3,699,938	525,997	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.351%	1/25/41	$3,699,938	$519,423	(a)
Federal National Mortgage Association (FNMA), 2011-015 AB	9.750%	8/25/19	1,046,849	1,195,961
Federal National Mortgage Association (FNMA), 2011-051 SM, IO	5.671%	6/25/41	23,285,040	4,254,519	(a)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	339,424	381,831
Federal National Mortgage Association (FNMA), 2011-059 YS, IO	6.521%	11/25/40	17,824,713	2,402,356	(a)
Federal National Mortgage Association (FNMA), 2011-062 LS, IO	6.421%	1/25/32	11,615,424	2,259,298	(a)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.501%	7/25/41	212,356	27,842	(a)
Federal National Mortgage Association (FNMA), 2011-087 SH, IO	6.371%	3/25/41	16,054,371	3,299,855	(a)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.771%	9/25/41	34,646,143	4,669,077	(a)
Federal National Mortgage Association (FNMA), 2011-099 KI, IO	4.500%	12/25/25	2,960,991	395,294
Federal National Mortgage Association (FNMA), 2011-144 PT	12.169%	1/25/38	2,578,755	3,277,455	(a)
Federal National Mortgage Association (FNMA), 2011-146 SE, IO	6.221%	1/25/42	10,731,360	2,123,754	(a)
Federal National Mortgage Association (FNMA), 2012-009 WS, IO	6.321%	2/25/42	17,950,122	3,882,782	(a)
Federal National Mortgage Association (FNMA), 2012-014 JS, IO	6.471%	12/25/30	20,445,692	3,498,387	(a)
Federal National Mortgage Association (FNMA), 2012-014 SL, IO	6.371%	12/25/40	17,061,360	3,857,947	(a)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	3,763,277	4,214,057
Federal National Mortgage Association (FNMA), 2012-030 QS, IO	6.421%	4/25/31	3,481,363	627,941	(a)
Federal National Mortgage Association (FNMA), 2012-035 SQ, IO	6.421%	4/25/42	5,239,416	886,549	(a)
Federal National Mortgage Association (FNMA), 2012-043 AI, IO	3.500%	4/25/27	21,446,081	3,104,483
Federal National Mortgage Association (FNMA), 2012-047 JS, IO	6.321%	5/25/42	10,382,729	2,440,272	(a)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	2,178,315	2,455,536
Federal National Mortgage Association (FNMA), 2012-063 DS, IO	6.371%	3/25/39	23,268,646	4,805,613	(a)
Federal National Mortgage Association (FNMA), 2012-067 GS, IO	5.771%	7/25/42	28,659,100	6,441,184	(a)
Federal National Mortgage Association (FNMA), 2012-067 KS, IO	5.771%	7/25/42	13,225,573	2,800,856	(a)
Federal National Mortgage Association (FNMA), 2012-068 SA, IO	5.821%	7/25/42	10,134,691	2,166,196	(a)
Federal National Mortgage Association (FNMA), 2012-068 SM, IO	5.871%	7/25/42	11,704,398	2,443,805	(a)
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	4,935,584	640,735
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.771%	7/25/42	32,433,353	6,743,591	(a)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.421%	7/25/42	12,023,678	2,887,522	(a)
Federal National Mortgage Association (FNMA), 2012-083 AS, IO	5.341%	8/25/42	16,430,547	4,424,503	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.221%	8/25/42	$13,846,977	$2,148,606	(a)
Federal National Mortgage Association (FNMA), 2012-089 AS, IO	5.871%	5/25/39	42,464,482	8,024,628	(a)
Federal National Mortgage Association (FNMA), 2012-093 AS, IO	6.021%	7/25/31	17,464,018	3,366,698	(a)
Federal National Mortgage Association (FNMA), 2012-093 SM, IO	5.921%	9/25/42	3,735,789	813,047	(a)
Federal National Mortgage Association (FNMA), 2012-098 SA, IO	5.871%	5/25/39	1,392,500	255,763	(a)
Federal National Mortgage Association (FNMA), 2012-111 SB, IO	6.421%	10/25/42	1,798,785	444,481	(a)
Federal National Mortgage Association (FNMA), 2012-114 SB, IO	5.871%	10/25/42	19,924,127	4,537,037	(a)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.971%	11/25/42	864,731	217,815	(a)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.971%	11/25/42	1,422,006	330,270	(a)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.971%	12/25/42	483,675	118,443	(a)
Federal National Mortgage Association (FNMA), 2012-134 SC, IO	5.971%	12/25/42	1,786,685	382,577	(a)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.971%	12/25/42	1,047,606	239,089	(a)
Federal National Mortgage Association (FNMA), 2012-139 NS, IO	6.521%	12/25/42	3,654,851	902,436	(a)
Federal National Mortgage Association (FNMA), 2012-148 IM, IO	3.000%	1/25/28	30,395,896	4,256,578
Federal National Mortgage Association (FNMA), 2012-148 LS, IO	6.021%	1/25/43	2,874,053	514,852	(a)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	1,852,318	2,089,641
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	11,200,000	12,395,090
Federal National Mortgage Association (FNMA), 2013-009 HS, IO	6.021%	7/25/41	9,944,420	2,183,314	(a)
Federal National Mortgage Association (FNMA), 2013-009 SG, IO	6.021%	3/25/39	9,065,883	2,013,135	(a)
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.971%	2/25/43	2,994,304	728,322	(a)
Federal National Mortgage Association (FNMA), 2013-019 SK, IO	5.971%	3/25/43	973,883	244,557	(a)
Federal National Mortgage Association (FNMA), 2013-037, IO	3.000%	4/25/33	23,613,324	3,824,353
Federal National Mortgage Association (FNMA), 2013-062 SQ, IO	6.571%	9/25/32	12,138,338	2,882,741	(a)
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	4,310,723	3,114,010
Federal National Mortgage Association (FNMA), 2013-081 SB, IO	5.921%	8/25/43	27,274,993	6,237,518	(a)
Federal National Mortgage Association (FNMA), 364 13, IO	6.000%	9/1/35	361,350	61,334
Federal National Mortgage Association (FNMA), 383 18, IO	5.500%	1/1/38	593,362	94,439
Federal National Mortgage Association (FNMA), 383 20, IO	5.500%	7/1/37	410,297	65,355
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	81,451	12,174
Federal National Mortgage Association (FNMA), 407 42, IO	6.000%	1/25/38	255,085	40,879

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	$2,428,408	$405,305
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/1/35	6,378,338	1,073,990
Federal National Mortgage Association (FNMA) STRIPS, 409 C14, IO	3.500%	4/25/42	40,952,095	8,881,638
Government National Mortgage Association (GNMA), 2002-057 FK	0.682%	8/16/32	1,315,486	1,327,852	(a)
Government National Mortgage Association (GNMA), 2003-094 SD, IO	6.378%	7/16/33	71,774	12,970	(a)
Government National Mortgage Association (GNMA), 2004-059 FP	0.482%	8/16/34	2,030,648	2,045,712	(a)
Government National Mortgage Association (GNMA), 2004-081 SK, IO	6.018%	10/16/34	2,309,110	484,952	(a)
Government National Mortgage Association (GNMA), 2006-025 SI, IO, PAC	6.520%	5/20/36	2,136,283	383,036	(a)
Government National Mortgage Association (GNMA), 2007-017 IB, IO	6.070%	4/20/37	12,053,154	2,211,289	(a)
Government National Mortgage Association (GNMA), 2007-045 QB, IO	6.420%	7/20/37	2,904,049	493,818	(a)
Government National Mortgage Association (GNMA), 2009-104 KS, IO, PAC	6.318%	8/16/39	5,337,994	608,491	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.330%	11/20/59	2,299,082	2,341,283	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.918%	11/16/34	5,651,441	906,910	(a)
Government National Mortgage Association (GNMA), 2010-013, IO	0.843%	11/16/51	56,127,491	2,019,187	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC	6.320%	3/20/39	236,883	35,537	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	4,093,752	258,394
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.300%	4/20/40	45,669	8,317	(a)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC	4.500%	10/20/39	3,700,000	4,041,745
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.818%	5/16/40	1,980,915	319,945	(a)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.320%	5/20/40	571,956	104,640	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.470%	1/20/40	125,598	21,775	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO, PAC	4.500%	9/20/37	1,400,000	191,183
Government National Mortgage Association (GNMA), 2010-101 S, IO, PAC	5.820%	8/20/40	27,057,437	5,692,925	(a)
Government National Mortgage Association (GNMA), 2010-102, IO	1.368%	6/16/52	6,555,009	431,837	(a)
Government National Mortgage Association (GNMA), 2010-109 CI, IO, PAC	4.500%	12/20/37	1,491,376	206,162
Government National Mortgage Association (GNMA), 2010-109 MI, IO, PAC	4.500%	10/20/37	3,080,637	372,521
Government National Mortgage Association (GNMA), 2010-118, IO	1.328%	4/16/53	13,510,826	769,766	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	21,734,562	4,539,163
Government National Mortgage Association (GNMA), 2010-168 MI, IO, PAC	4.500%	7/20/37	4,001,331	384,025
Government National Mortgage Association (GNMA), 2010-H02 FA	0.864%	2/20/60	6,641,095	6,643,360	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2011-002 NS, IO, PAC	5.898%	3/16/39	$1,297,213	$212,181	(a)
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	1,553,275	145,349
Government National Mortgage Association (GNMA), 2011-040 MI, IO, PAC	4.500%	1/16/38	3,089,904	257,986
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.948%	2/16/36	10,653,867	1,349,158	(a)
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,122,941
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,600,000	1,778,276
Government National Mortgage Association (GNMA), 2012-013 SK, IO	6.470%	2/20/41	7,602,857	1,279,605	(a)
Government National Mortgage Association (GNMA), 2012-021 QS, IO, PAC	6.470%	2/20/42	11,074,153	2,692,242	(a)
Government National Mortgage Association (GNMA), 2012-038 MI, IO, PAC	4.000%	3/20/42	32,489,828	7,599,182
Government National Mortgage Association (GNMA), 2012-047 CI, IO, PAC	4.000%	3/20/42	27,434,927	6,162,441
Government National Mortgage Association (GNMA), 2012-051 GI, IO, PAC	3.500%	7/20/40	3,672,990	670,510
Government National Mortgage Association (GNMA), 2012-128 IE, IO	3.500%	10/16/42	18,022,461	5,030,575
Government National Mortgage Association (GNMA), 2013-005 BI, IO	3.500%	1/20/43	16,403,185	3,452,464
Government National Mortgage Association (GNMA), 2013-027 PZ, PAC-11	3.500%	2/20/43	970,966	768,550
Government National Mortgage Association (GNMA), 2013-037 JZ, PAC-11	3.500%	3/20/43	1,100,056	862,567
Government National Mortgage Association (GNMA), 2013-054 JZ, PAC-11	3.500%	4/20/43	806,662	634,959
Government National Mortgage Association (GNMA), 2013-088 SL, IO	4.070%	5/20/43	6,255,581	789,324	(a)
Government National Mortgage Association (GNMA), 2013-090 PI, IO, PAC-1	3.500%	10/20/41	14,840,625	2,504,934
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	6,548,330	5,129,618
Government National Mortgage Association (GNMA), 2013-119 TZ	3.000%	8/20/43	10,025,000	8,416,714
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.437%	6/25/34	2,302,014	2,091,615	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.529%	1/25/35	2,845,941	2,405,640	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.529%	3/25/35	3,805,452	3,251,135	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.529%	1/25/36	3,646,855	3,020,661	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.579%	4/25/36	3,428,972	2,893,750	(a)(b)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.381%	9/19/46	627,796	461,917	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.919%	12/25/34	4,781,634	4,418,689	(a)
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO	6.451%	12/25/36	13,655,725	2,897,861	(a)
IMPAC CMB Trust, 2004-07 1A1	0.919%	11/25/34	705,772	682,492	(a)
IMPAC CMB Trust, 2004-10 3A1	0.879%	3/25/35	709,449	662,765	(a)
IMPAC CMB Trust, 2007-A A	0.429%	5/25/37	1,200,080	1,185,432	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.979%	11/25/34	116,807	108,830	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.499%	3/25/36	504,201	343,258	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.545%	3/25/35	294,964	281,399	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.640%	10/25/35	816,264	689,220	(a)
Indymac Index Mortgage Loan Trust, 2007-AR07 1A1	3.065%	11/25/37	4,000,375	3,611,795	(a)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.451%	2/25/37	21,361,909	5,631,063	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Luminent Mortgage Trust, 2006-4 A1A	0.369%	5/25/46	$279,561	$189,816	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.352%	12/25/34	19,039	18,668	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.389%	4/25/46	236,000	168,787	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.379%	5/25/47	295,499	187,825	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.894%	5/25/36	945,575	894,325	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.971%	8/25/34	278,067	271,875	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.249%	6/25/36	58,750	28,588	(a)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.369%	9/25/46	440,709	350,366	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.679%	2/25/35	474,366	435,123	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,261,756	2,271,746	(b)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.735%	5/25/35	52,954	51,792	(a)
Residential Accredit Loans Inc., 2007-QO4 A1	0.379%	5/25/47	2,088,203	1,561,604	(a)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.369%	5/25/47	1,672,693	1,266,645	(a)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.854%	8/25/35	7,337,464	5,828,030	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.334%	7/25/23	2,580,000	2,711,417	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.504%	8/25/34	2,330,809	2,286,833	(a)
Structured ARM Loan Trust, 2004-17 A1	1.119%	11/25/34	148,722	145,031	(a)
Structured ARM Loan Trust, 2005-02 A2	0.429%	2/25/35	370,760	309,579	(a)
Structured ARM Loan Trust, 2005-05 A3	0.409%	5/25/35	123,540	120,588	(a)
Structured ARM Loan Trust, 2005-11 3A	2.517%	5/25/35	2,325,731	2,144,117	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.359%	7/25/46	286,699	210,632	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.449%	9/25/33	962,880	939,621	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.529%	3/25/35	353,392	289,014	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.529%	4/25/35	1,369,898	1,126,638	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.529%	6/25/35	514,768	418,423	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.079%	3/25/44	56,518	49,469	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.091%	9/25/37	1,574,808	1,549,901	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.098%	9/25/37	64,471	67,467	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.430%	3/16/30	1,913,009	1,147,509	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.300%	3/25/37	2,400,542	1,899,738	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.499%	8/25/45	1,501,770	1,401,850	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.469%	10/25/45	121,698	112,070	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.459%	11/25/45	236,808	208,954	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.449%	12/25/45	861,966	781,664	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.469%	12/25/45	97,690	86,388	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.113%	8/25/46	4,865,811	3,068,268	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR07 2A	1.133%	7/25/46	356,438	291,832	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.903%	6/25/47	591,033	492,566	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.449%	6/25/33	177,900	176,375	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $538,218,402)				559,168,998

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 7.4%
ACE Securities Corp., 2004-HE4 M2	1.154%	12/25/34	$4,225,683	$3,976,697	(a)
ACE Securities Corp., 2004-OP1 M1	0.959%	4/25/34	1,163,464	1,072,757	(a)
ACE Securities Corp., 2005-SD3 A	0.579%	8/25/45	34,550	34,534	(a)
ACE Securities Corp., 2006-GP1 A	0.439%	2/25/31	50,408	46,228	(a)
ACE Securities Corp., 2006-SD1 A1B	0.529%	2/25/36	285,532	280,875	(a)
ACE Securities Corp., 2006-SL2 A	0.519%	1/25/36	1,149,602	120,442	(a)
Ameriquest Mort Sec Inc. Asset Bk Pass Thr Cert Series 2002-C, 2002-C M1	3.554%	11/25/32	3,049,822	3,004,030	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	942,309	955,498
Bayview Financial Acquisition Trust, 2006-B 2A4	0.449%	4/28/36	444,030	426,987	(a)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.352%	9/17/18	254,622	254,622	(a)(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	49,824	49,786	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.509%	7/25/36	1,022,699	724,480	(a)(b)
Countrywide Home Equity Loan Trust, 2004-I A	0.472%	2/15/34	567,053	475,419	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.322%	7/15/36	137,575	109,841	(a)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.729%	3/25/33	4,327,174	3,133,904	(a)(b)
EMC Mortgage Loan Trust, 2006-A A1	0.629%	12/25/42	1,296,982	1,155,115	(a)(b)
Fremont Home Loan Trust, 2002-1 M1	1.429%	8/25/33	3,697,116	3,259,807	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.389%	11/25/36	354,102	274,608	(a)
GSAA Home Equity Trust, 2007-4 A2	0.379%	3/25/37	2,799,738	1,408,562	(a)
GSAMP Trust, 2003-SEA A1	0.579%	2/25/33	154,208	140,834	(a)
GSAMP Trust, 2004-SEA2 M2	1.429%	3/25/34	7,000,000	5,285,854	(a)
GSAMP Trust, 2006-S4 A1	0.269%	5/25/36	118,491	24,303	(a)
IMC Home Equity Loan Trust, 1998-1 A5	7.450%	6/20/29	6,833,869	6,974,793
Indymac Seconds Asset Backed Trust, 2006-A A	0.439%	6/25/36	366,197	83,127	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.004%	9/25/31	967,953	807,229	(a)
Morgan Stanley ABS Capital I, 2002-HE3 M1	1.829%	3/25/33	3,131,197	2,896,220	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.479%	3/25/36	531,595	225,661	(a)
New Century Home Equity Loan Trust, 2003-B M2	2.654%	11/25/33	11,742	10,941	(a)
Novastar Home Equity Loan, 2003-2 A2	0.859%	9/25/33	421,858	413,267	(a)
Park Place Securities Inc., 2004-WCW1 M3	1.429%	9/25/34	3,343,000	2,761,278	(a)
Quest Trust, 2005-X1 M2	0.979%	3/25/35	5,000,000	4,676,535	(a)(b)
RAAC Series, 2005-SP2 2A	0.479%	6/25/44	3,262,921	2,520,871	(a)
RAAC Series, 2006-RP2 A	0.429%	2/25/37	72,127	69,604	(a)(b)
RAAC Series, 2006-RP3 A	0.449%	5/25/36	1,211,511	1,049,953	(a)(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.679%	12/25/33	532,357	519,965	(a)
Residential Asset Securities Corp., 2004-KS9 AI5	5.330%	10/25/34	1,953,658	1,501,138
Residential Funding Securities LLC, 2003-RP2 A1	0.629%	6/25/33	15,157	15,058	(a)(b)
SACO I Trust, 2006-4 A1	0.519%	3/25/36	333,689	299,345	(a)
SACO I Trust, 2006-6 A	0.439%	6/25/36	502,225	446,747	(a)
SACO I Trust, 2006-7 A1	0.439%	7/25/36	100,520	75,925	(a)
Soundview Home Loan Trust, 2006-EQ1 A3	0.339%	10/25/36	4,786,168	3,704,164	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.859%	1/25/33	316,553	305,530	(a)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,529,391	2,502,609
Structured Asset Securities Corp., 2002-BC1 M2	3.629%	8/25/32	4,695,914	4,388,444	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.399%	2/25/36	1,470,634	106,975	(a)(b)
Structured Asset Securities Corp., 2006-W1A A4	0.329%	8/25/46	3,300,000	2,632,565	(a)(b)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.609%	3/25/37	224,080	218,717	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $67,089,338)				65,421,844

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 19.9%
FHLMC - 2.8%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	$5,979	$6,449
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	217,610	240,202
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	710,604	780,269
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/1/43	19,787,367	20,659,787
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	11/1/15-7/1/32	767,799	866,921
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	1,045,115	1,153,289
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	546,368	589,906
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	2,665	2,713
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	60,287	65,382

Total FHLMC				24,364,918

FNMA - 12.3%
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/15/16	750	756
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	3,569	3,787
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/16	166,456	175,492
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-6/1/32	40,426	44,250
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-12/1/18	577,102	614,887
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	202,874	243,180
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	36	36
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	2,539	2,908
Federal National Mortgage Association (FNMA)	7.000%	1/1/25-9/1/34	10,592,936	12,150,391
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	3,273,163	3,614,514
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	532,456	601,547
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-6/1/41	3,338,725	3,566,682
Federal National Mortgage Association (FNMA)	3.000%	1/1/43	777,813	749,178
Federal National Mortgage Association (FNMA)	3.500%	10/10/43	35,000,000	35,639,846	(c)
Federal National Mortgage Association (FNMA)	4.000%	10/10/43	49,100,000	51,516,638	(c)

Total FNMA				108,924,092

GNMA - 4.8%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	94,190	103,463
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	7,763,376	9,094,920
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	256,661	279,254
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/20/37	1,765,297	1,981,132
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,136,503	1,274,439
Government National Mortgage Association (GNMA)	4.500%	2/15/40-3/15/40	4,627,928	5,017,701
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/20/41	18,048,625	19,881,514
Government National Mortgage Association (GNMA)	2.023%	6/20/60	4,947,325	5,186,085	(a)
Government National Mortgage Association (GNMA) II	1.260%	8/20/58	125,640	126,870	(a)

Total GNMA				42,945,378

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $172,764,169)				176,234,388

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.9%
U.S. Government Obligations - 0.9%
U.S. Treasury Notes (Cost - $8,238,051)	1.625%	8/15/22	$8,300,000	$7,733,268

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $786,309,960)				808,558,498

SHORT-TERM INVESTMENTS - 9.7%
Repurchase Agreements - 9.7%
Barclays Capital Inc. repurchase agreement dated 9/30/13; Proceeds at maturity $86,000,048; (Fully collateralized by U.S. government obligations, 2.000% due 9/30/20; Market value - $87,718,966) (Cost - $86,000,000)	0.020%	10/1/13	86,000,000	86,000,000

TOTAL INVESTMENTS - 100.9% (Cost - $872,309,960#)				894,558,498
Liabilities in Excess of Other Assets - (0.9)%				(7,712,669)

TOTAL NET ASSETS - 100.0%				$886,845,829

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Backed Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$559,168,998	—	$559,168,998
Asset-backed securities	—	65,421,844	—	65,421,844
Mortgage-backed securities	—	176,234,388	—	176,234,388
U.S. government & agency obligations	—	7,733,268	—	7,733,268

Total long-term investments	—	$808,558,498	—	$808,558,498

Short-term investments†	—	86,000,000	—	86,000,000

Total investments	—	$894,558,498	—	$894,558,498

Other financial instruments:
Futures contracts	$241,838	—	—	$241,838
Interest rate swaps	—	$656,472	—	656,472
Total return swaps	—	1,492,320	—	1,492,320

Total other financial instruments	$241,838	$2,148,792	—	$2,390,630

Total	$241,838	$896,707,290	—	$896,949,128

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$1,605,592	—	—	$1,605,592
Interest rate swaps	—	$489,123	—	489,123
Total return swaps‡	—	89,941	—	89,941

Total	$1,605,592	$579,064	—	$2,184,656

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been

Notes to Schedule of Investments (unaudited) (continued)

stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held interest rate swaps and total return swaps with credit related contingent features which had a liability position of $579,064. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$45,324,319
Gross unrealized depreciation	(23,075,781)

Net unrealized appreciation	$22,248,538

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	129	12/13	$18,088,255	$18,330,093	$241,838

Contracts to Sell:
U.S. Treasury 2-Year Notes	300	12/13	65,898,119	66,079,688	(181,569)
U.S. Treasury 5-Year Notes	176	12/13	21,006,717	21,304,250	(297,533)
U.S. Treasury 10-Year Notes	245	12/13	30,496,290	30,965,703	(469,413)
U.S. Treasury 30-Year Bonds	228	12/13	29,752,423	30,409,500	(657,077)

					$(1,605,592)

Net unrealized loss on open futures contracts					$(1,363,754)

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	$974,000,000	$10,085,888
Options closed	(124,000,000)	(6,898,388)
Options exercised	—	—
Options expired	(850,000,000)	(3,187,500)

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund held TBA securities with a total cost of $86,071,211.

At September 30, 2013, the Fund held the following open OTC swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
UBS Warburg LLC	$50,000,000	4/13/17	1.920% semi-annually	3-Month LIBOR	—	$(489,123)
Goldman Sachs Group Inc.	75,000,000	2/19/18	1.453% semi-annually	3-Month LIBOR	—	656,472

Total	$125,000,000				—	$167,349

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$50,000,000	10/7/13	If negative, the absolute value of the total return of the 30 year Fannie Mae 3.5% Index.‡	If positive, the total return of the 30 year Fannie Mae 3.5% Index‡	—	$1,492,320 *
Goldman Sachs Group Inc.	15,172,215	1/12/43	1-Month LIBOR†	IOS.FN30.350.12‡	$(9,483)	(80,458)

Total	$65,172,215				$(9,483)	$1,411,862

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2013, the Fund held collateral received from Barclays Capital Inc. and Goldman Sachs Group Inc. in the amounts of $1,300,554 and $688,583 on interest rate swaps and/or total return swaps valued at $1,492,320 and $566,531, respectively. Net exposure to the counterparties was $191,766 and $(122,052), respectively. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$241,838	$(1,605,592)	$77,408	$(1,286,346)
Credit Risk	—	—	1,492,320	1,492,320

Total	$241,838	$(1,605,592)	$1,569,728	$205,974

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,739,986
Written options†	2,040,224
Futures contracts (to buy)	22,531,318
Futures contracts (to sell)	205,602,449

Average Notional Balance
Interest rate swap contracts	$110,000,000
Total return swap contracts	94,514,330

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013